UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2025

Comcast Corporation

(Exact Name of Registrant
as Specified in its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center
Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	CMCSA	The Nasdaq Stock Market LLC
0.000% Notes due 2026	CMCS26	The Nasdaq Stock Market LLC
0.250% Notes due 2027	CMCS27	The Nasdaq Stock Market LLC
1.500% Notes due 2029	CMCS29	The Nasdaq Stock Market LLC
0.250% Notes due 2029	CMCS29A	The Nasdaq Stock Market LLC
0.750% Notes due 2032	CMCS32	The Nasdaq Stock Market LLC
3.250% Notes due 2032	CMCS32A	The Nasdaq Stock Market LLC
1.875% Notes due 2036	CMCS36	The Nasdaq Stock Market LLC
3.550% Notes due 2036	CMCS36A	The Nasdaq Stock Market LLC
1.250% Notes due 2040	CMCS40	The Nasdaq Stock Market LLC
5.250% Notes due 2040	CMCS40A	The Nasdaq Stock Market LLC
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On December 3, 2025, the Board of Directors (the “Board”) of Comcast Corporation (“Comcast”) approved the previously announced separation of certain cable television networks and complementary digital platforms from its remaining businesses (the “Separation”), which will be achieved through a pro rata distribution of 100% of the outstanding shares of Class A common stock of Versant Media Group, Inc. (“Versant”) and 100% of the outstanding shares of Versant Class B common stock to the holders of Comcast Class A common stock and Comcast Class B common stock, respectively, in each case, as of the record date of December 16, 2025 (the “record date”).

Each of Comcast’s shareholders as of the record date will be entitled to receive one share of Versant Class A common stock or Versant Class B common stock for every 25 shares of Comcast Class A common stock or Comcast Class B common stock, respectively, held by such shareholder at the close of business on the record date. The distribution is expected to be completed after the close of trading on Nasdaq on January 2, 2026. Following the Separation, Versant will be an independent, publicly traded company, and Comcast will retain no ownership interest in Versant.

The completion of the distribution is subject to the satisfaction or waiver of certain customary conditions, including that no event or development will have occurred or exist that, in the judgment of the Board, in its sole discretion, makes it inadvisable to effect the distribution.

A copy of the press release announcing these matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(d). Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Comcast Corporation, dated December 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: December 3, 2025	By:	/s/ Elizabeth Wideman
	Name:	Elizabeth Wideman
	Title:	Senior Vice President, Senior Deputy General Counsel and Assistant Secretary